                                                                   Exhibit 10.72


                    ELEVENTH AMENDMENT AND WAIVER TO AMENDED
                    AND RESTATED LOAN AND SECURITY AGREEMENT


      THIS ELEVENTH AMENDMENT AND WAIVER TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of the 30th day of March, 2001, by and among the Lenders (as defined below) party hereto (the "Approving Lenders"), BANK OF AMERICA, N.A., formerly NATIONSBANK, N.A., as agent for the Lenders (the "Agent"), KELLSTROM INDUSTRIES, INC. ("Kellstrom"), and certain Subsidiaries of Kellstrom (together with Kellstrom, the "Borrowers").

                              W I T N E S S E T H :

      WHEREAS, the Agent, the financial institutions from time to time party thereto (the "Lenders"), Banc of America Securities LLC, f/k/a NationsBanc Montgomery Securities LLC, as Syndication Agent, and the Borrowers entered into that certain Amended and Restated Loan and Security Agreement, dated as of December 14, 1998 (as amended, the "Loan Agreement"), pursuant to which the Lenders agreed to extend certain financial accommodations to the Borrowers; and

      WHEREAS, Kellstrom desires to refinance some or all of the Convertible Subordinated Notes pursuant to the Exchange Offer described below; and

      WHEREAS, pursuant to the terms of the Loan Agreement, such refinancing and Exchange Offer require the approval of the Agent and the Required Lenders; and

      WHEREAS, the Borrowers have failed to comply with certain financial covenants set forth in the Loan Agreement and have requested the waiver of such non-compliance; and

      WHEREAS, pursuant to the terms of the Loan Agreement, such waiver requires the approval of the Agent and the Required Lenders; and

      WHEREAS, the Agent and the Approving Lenders, whose Commitments are such that they constitute the Required Lenders, are willing to grant such approvals and to enter into this Amendment on the terms set forth herein.

      NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

      1. Defined Terms. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement.

      2. Consent to Exchange Offer Transactions. In reliance upon the representations, warranties, agreements and covenants of the Borrowers set forth herein and in the Loan Agreement, as amended hereby, but subject to Section 6 of this Amendment, the Agent and the Approving Lenders hereby consent to the exchange of some or all of the Convertible Subordinated Notes for the Exchange Notes in accordance with the terms and conditions of the Exchange Offer Offering Memorandum and pursuant to definitive legal documents reasonably acceptable to the Agent.

      3.    Amendments to Loan Agreement.

      3.1. The Loan Agreement is amended by inserting the following definitions in appropriate alphabetical order in SECTION 1.1:

            "Exchange Notes" means those certain 8.5% Senior Subordinated Notes due 2008, and those certain 6.0% Subordinated Notes due 2008, in each case issued by Kellstrom pursuant to the Exchange Offer in accordance with the terms and conditions of the Exchange Offer Offering Memorandum and pursuant to definitive legal documents reasonably acceptable to the Agent.

            "Exchange Offer" means the exchange offer whereby Kellstrom offers to the holders of the Convertible Subordinated Notes to exchange some or all of such Convertible Subordinated Notes for the Exchange Notes.

            "Exchange Offer Offering Memorandum" means the March 8, 2001 Offering Memorandum delivered by or on behalf of Kellstrom to the holders of the Convertible Subordinated Notes in connection with the Exchange Offer, without amendment or modification (other than to reflect the inclusion of Kellstrom's year-end financial statements or to complete items normally left blank on a "red herring prospectus"), except as consented to by the Approving Lenders.

            "Excluded Fees" means, for any period, (a) all closing and consent fees paid by the Borrowers to the Agent and the Lenders in connection with the closing of the Eleventh Amendment to this Agreement but only to the extent accrued during such period, and (b) all costs, fees and expenses paid by the Borrowers in connection with the Exchange Offer to the extent paid during such period.

            "Increased Exchange Offer Interest" means, for any period, the excess of (a) the amount of interest paid in cash during such period by the Borrowers with respect to the Exchanges Notes and the Convertible Subordinated Notes, over (b) the amount of interest that would have been paid in cash during such period by the


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
      Borrowers with respect to the Convertible Subordinated Notes if the Exchange Offer had not been consummated.

      3.2. The Loan Agreement is amended by deleting the definitions of "Adjusted Net Worth", "Convertible Subordinated Notes", "EBITDA", "Fixed Charges", "Permitted Acquisitions", "Restricted Payment" and "Subordinated Indebtedness" set forth in SECTION 1.1 and substituting the following in lieu thereof:

            "Adjusted Net Worth" means the Consolidated Net Worth of the Borrowers and their Consolidated Subsidiaries, less the amount included therein for any amounts due from Affiliates, plus, in the case of all calculations thereof on and after the effective date of the Eleventh Amendment to this Agreement, all Excluded Fees and Increased Exchange Offer Interest.

            "Convertible Subordinated Notes" means those certain $54,000,000 5.75% Convertible Subordinated Notes due 2002, as more particularly described in that certain Indenture dated as of October 10, 1997, by and between Kellstrom and First Union National Bank, as trustee, and those certain $86,250,000 5.5% Convertible Subordinated Notes due 2003, as more particularly described in that certain Indenture dated as of June 17, 1998, by and between Kellstrom and First Union National Bank, as trustee, in each case excluding those Convertible Subordinated Notes that are exchanged for Exchange Notes.

            "EBITDA" means, for any period, net income before provision for Interest Expense, Excluded Fees, income tax expense, depreciation expense and amortization expense, and, in the case of any period including the fiscal quarter ending on December 31, 2000, before charges taken during such fiscal quarter with respect to inventory write-downs, the sale of Real Estate, and write-downs of computer system assets in an aggregate amount not to exceed $53,000,000.

            "Fixed Charges" means, for any period, (a) Interest Expense (excluding, however, Increased Exchange Offer Interest), plus (b) payments of principal actually made in cash with respect to Indebtedness for Money Borrowed (other than payments under the Loans), including payment with respect to Capitalized Leases, plus (c) earn-out payments to the shareholders of Business Units acquired by a Borrower.

            "Permitted Acquisitions" means Acquisitions of Persons or Business Units in the business related to the businesses of the Borrowers provided
      (a) no Default or Event of Default exists before or after giving effect to such Acquisition, (b) the Borrowers are in compliance with the covenants set forth in SECTIONS 11.1, 11.2, 11.10 and 11.11 on a pro forma basis after giving effect to such Acquisition, (c) the Borrowers' and their Consolidated Subsidiaries Consolidated Fixed Charge Coverage ratio, as calculated in accordance with SECTION 11.1(C) for the twelve


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      fiscal months most recently ended on a pro forma basis after giving effect to such Acquisition, shall be 1.50 to 1 or greater, (d) simultaneously with the consummation of such Acquisition, the Borrowers deliver to the Agent a certificate of the Financial Officer (i) setting forth the calculations required to establish the Borrowers' pro forma compliance with the requirements of SECTIONS 11.1, 11.2, 11.10 and 11.11 as of the date of the consummation of such Acquisition and the Borrowers' compliance with clause (c) above, and (ii) stating that no Default or Event of Default exists before or after giving effect to such Acquisition, (e) immediately after giving effect to the consummation of such Acquisition (including any Loans made hereunder to finance any portion of such Acquisition), Availability must be greater than $25,000,000, (f) Availability must remain above $20,000,000 for each of the 90 days after the date on which such Acquisition is consummated, (g) the purchase price for such Acquisition must not exceed $30,000,000, (h) the purchase price for all such Acquisitions consummated during any fiscal year must not exceed $40,000,000, and (i) the Borrowers shall, in the case of all Inventory (including engines, aircraft and airframes, and parts) that is purchased through a single Acquisition and that has a book value of $20,000,000 or more, or that is purchased through a series of Acquisitions and that has a book value of $30,000,000 or more in the aggregate, deliver to the Agent an appraisal, in form and substance satisfactory to the Agent and from an independent appraiser acceptable to the Agent, within 90 days after the consummation of such Acquisition.

            "Restricted Payment" means (a) any redemption or prepayment or other retirement, prior to the stated maturity thereof or prior to the due date of any regularly scheduled installment or amortization payment with respect thereto, of any Indebtedness for Money Borrowed, (b) any redemption, retirement or payment with respect to the Subordinated Indebtedness other than in accordance with any subordination agreement or provisions applicable thereto, (c) the payment by any Person of the principal amount of or interest on any Indebtedness (other than trade debt) owing to a shareholder, partner or equity holder of such Person or to any Affiliate of any such shareholder, partner or equity holder, and
      (d) the payment of any management, consulting or similar fee by any Person to any Affiliate of such Person; PROVIDED that the foregoing shall not prohibit (i) any redemption or retirement of the Convertible Subordinated Notes in connection with the conversion of such Convertible Subordinated Notes to equity in accordance with the terms thereof, or (ii) any redemption or retirement of the Convertible Subordinated Notes solely in exchange for Exchange Notes in accordance with the terms of the Exchange Offer Offering Memorandum and pursuant to definitive legal documents reasonably acceptable to the Agent.

            "Subordinated Indebtedness" means (a) the Indebtedness of the Borrowers evidenced by the Convertible Subordinated Notes, including all principal, interest and premium, if any, thereon, (b) the Key Subordinated Loan, including all principal, interest and premium, if any, thereon, (c) the Indebtedness of the Borrowers evidenced by the Exchange Notes, including all


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
      principal, interest and premium, if any, thereon, and (d) any other Indebtedness for Money Borrowed of the Borrowers which is subordinated to the Secured Obligations on terms and conditions acceptable to the Agent and the Required Lenders in their sole discretion.

      3.3. The Loan Agreement is amended by deleting SECTION 4.22 and substituting the following in lieu thereof:

            SECTION 4.22. Designated Senior Indebtedness. The Borrowers and the Secured Parties hereby agree that the Secured Obligations constitute (a) "Designated Senior Indebtedness" as defined in the Indentures relating to the Convertible Subordinated Notes and the Exchange Notes, and (b) "Senior Debt" as defined in the Key Subordinated Loan Documents.

      3.4. The Loan Agreement is amended by deleting CLAUSE (I) of SECTION 6.1(GG) and substituting the following in lieu thereof:

            (i) Subordinated Indebtedness. The Secured Obligations constitute
      (A) "Designated Senior Indebtedness" as defined in the Indentures relating to the Convertible Subordinated Notes and the Exchange Notes, and (B) "Senior Debt" as defined in the Key Subordinated Loan Documents.

      3.5. The Loan Agreement is amended by deleting SECTION 8.12(F) and substituting the following in lieu thereof:

                  (f) Appraisals. (i) The Borrowers shall deliver to the Agent appraisals of all aircraft owned by any Borrower or Trust, which appraisals shall set forth the Fair Market Value of the airframe, each engine and the aircraft as a whole, and which appraisals shall be delivered to the Agent (A) prior to and including any item of Airframe Inventory on the Borrowing Base, (B) promptly, and in any event within 60 days after, June 30th of each year (such appraisals to be based on the Borrowers' and Trusts' owned aircraft as of such June 30th), and (C) promptly, and in any event within 60 days after, December 31st of each year (such appraisals to be based on the Borrowers' and Trusts' owned aircraft as of such December 31st).

                        (ii) The Borrowers shall deliver to the Agent appraisals
            of all Engines leased by any Borrower, which appraisals shall set forth the Fair Market Value of such leased Engines and shall contain separate categories for foreign leased Engines and domestic leased Engines, and which appraisals shall be delivered to the Agent (A) promptly, and in any event within 60 days after, June 30th of each year (such appraisals to be based on the Borrowers' leased Engines as of such June 30th), and
            (B) promptly, and in any event within 60 days after, December 31st of each year (such appraisals to be based on the Borrowers' leased Engines as of such December 31st).

                        (iii) The Borrowers shall deliver to the Agent
            appraisals of all Parts Inventory and all non-leased Engines, which appraisals shall set forth the Orderly Liquidation Value of such Parts Inventory and non-leased Engines and shall contain separate categories for Parts Inventory and non-leased Engines, and which appraisals shall be delivered to the Agent (A) promptly, and in any event within 60 days after, March 31st of each year (such appraisals to be based on the Borrowers' Parts Inventory and non-leased Engines as of such March 31st), (B) promptly, and in any event within 60 days after, June 30th of each year (such appraisals to be based on the Borrowers' Parts Inventory and non-leased Engines as of such June 30th), (C) promptly, and in any event within 60 days after, September 30th of each year (such appraisals to be based on the Borrowers' Parts Inventory and non-leased Engines as of such September 30th), and (D) promptly, and in any event within 60 days after, December 31st of each year (such appraisals to be based on the Borrowers' Parts Inventory and non-leased Engines as of such December 31st).

                        (iv) Each appraisal shall be conducted at the Borrowers'
            expense by an appraiser satisfactory to the Agent in its reasonable discretion, and each appraisal shall be in form reasonably acceptable to the Agent. Advance rates against Eligible Domestic Leased Engine Inventory, Eligible Foreign Leased Engine Inventory, Eligible Leased Airframe Inventory and Eligible Inventoried Engine and Parts Inventory shall be adjusted by the Agent based on the appraisals in accordance with the definition of Borrowing Base, which adjustment shall take place within 10 days of the Agent's receipt of all such appraisals.

      3.6. The Loan Agreement is amended by deleting SECTION 9.13 and substituting the following in lieu thereof:

            SECTION 9.13 AVS Investor Letters of Credit. (a) The Borrowers shall cause the AVS Investor Letters of Credit to remain in full force and effect, available for drawing in accordance with the terms thereof and the terms of this SECTION 9.13, until the earlier of (i) the stated maturity thereof, (ii) the date on which the Agent shall have drawn the aggregate face amount thereof, or (iii) the date on which such AVS Investor Letters of Credit are returned by the Agent to the issuers thereof in accordance with clause (e) of this SECTION 9.13.


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
            (b) The Agent may, and at the direction of the Required Lenders shall, make draws under the AVS Investor Letters of Credit (any such draws to be ratable among the AVS Investor Letters of Credit) in accordance with the draw conditions set forth in the AVS Investor Letters of Credit. In the event that (i) the Agent does not make draws under the AVS Investor Letters of Credit during the existence of an Event of Default under
      SECTION 11.16 (an "Availability Default"), and (ii) the amount available to be drawn by the Agent under the AVS Investor Letters of Credit at such time is equal to or greater than the deficiency in Availability required to be maintained under SECTION 11.16, neither the Agent nor any Lender shall be permitted to exercise any remedy against any Borrower under
      SECTION 12.2 of the Loan Agreement solely as a result of such Availability Default; provided, however, that this SECTION 9.13(b) shall not prohibit the Agent or any Lender from exercising any such remedy with respect to any Event of Default other than any Availability Default with respect to which the foregoing clause (ii) is satisfied.

            (c) Upon the request of Kellstrom during an Availability Default, the Agent shall draw upon the AVS Investor Letters of Credit an aggregate amount up to the amount necessary to cause the Borrowers to be in compliance with SECTION 11.16 by applying the amount drawn to the Secured Obligations in accordance with the terms of this Agreement.

            (d) The Agent and the Lenders hereby acknowledge and agree that, prior to the later of (i) the expiration or termination of the AVS Investor Letters of Credit, or (ii) the repayment in full of all AVS Investor Indebtedness, the Agent and the Lenders shall not consent to any granting by Kellstrom of any Lien on the VRDN Real Estate; provided, however, that this sentence shall not be construed to permit Kellstrom to grant any such Lien at any time.

            (e) The Agent shall, promptly following the consummation of a Permitted Sale-Leaseback of the VRDN Real Estate in accordance with the terms of this Agreement (including the receipt by Kellstrom of the minimum net proceeds required under the definition of Permitted Sale-Leaseback), deliver the original AVS Investor Letters of Credit to the issuers thereof for cancellation.

      3.7. The Loan Agreement is amended by deleting SECTIONS 11.1(a), (b), (c) and (D) thereof and substituting the following in lieu thereof:

            (a) Minimum Consolidated Adjusted Net Worth. Permit the Consolidated Adjusted Net Worth of the Borrowers and their Consolidated Subsidiaries to be less than the applicable minimum amount set forth below as of the end of any of the fiscal quarters set forth below:


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

                                         MINIMUM CONSOLIDATED
             FISCAL QUARTER END           ADJUSTED NET WORTH
             ------------------           ------------------

            December 31, 2000                $141,000,000
            March 31, 2001                   $135,500,000
            June 30, 2001                    $133,500,000
            September 30, 2001               $133,843,000
            December 31, 2001                $134,500,000
            March 31, 2002                   $135,500,000
            June 30, 2002                    $137,000,000
            September 30, 2002               $138,000,000
            December 31, 2002                $143,000,000
            and each fiscal
            quarter end
            thereafter

            (b) Maximum Consolidated Funded Indebtedness to Consolidated EBITDA Ratio. Permit the ratio of the Consolidated Funded Indebtedness of the Borrowers and their Consolidated Subsidiaries as of any fiscal quarter end, to the Consolidated EBITDA of the Borrowers and their Consolidated Subsidiaries for the preceding four fiscal quarters, to be greater than the applicable maximum ratio set forth below as of the end of any of the fiscal quarters set forth below:

                                           MAXIMUM CONSOLIDATED
             FISCAL QUARTER END           FUNDED INDEBTEDNESS TO
                                        CONSOLIDATED EBITDA RATIO
             ------------------         ------------------------
            December 31, 2000                   6.50 to 1
            March 31, 2001                      8.00 to 1
            June 30, 2001                       9.25 to 1
            September 30, 2001                  9.50 to 1
            December 31, 2001                   9.00 to 1
            March 31, 2002                      7.50 to 1
            June 30, 2002                       6.50 to 1
            September 30, 2002                  6.50 to 1
            December 31, 2002                   6.50 to 1
            and each fiscal
            quarter end
            thereafter

            (c) Minimum Consolidated Fixed Charge Coverage Ratio. Permit the ratio of (i) the Consolidated EBITDA of the Borrowers and their Consolidated Subsidiaries, minus income taxes paid in cash, Unfunded Capital Expenditures and dividends, to (ii) the Consolidated Fixed Charges of the Borrowers and their Consolidated Subsidiaries, as of the end of any fiscal quarter of the Borrowers, measured for the immediately preceding four fiscal quarters, to be less than the applicable minimum ratio set forth below as of the end of any of the fiscal quarters set forth below:

                                           MINIMUM CONSOLIDATED
             FISCAL QUARTER END           FIXED CHARGE COVERAGE
                                                  RATIO
             ------------------           ----------------------
            December 31, 2000                   1.50 to 1
            March 31, 2001                      1.00 to 1
            June 30, 2001                       1.00 to 1
            September 30, 2001                  1.00 to 1
            December 31, 2001                   1.00 to 1
            March 31, 2002                      1.25 to 1
            June 30, 2002                       1.50 to 1
            September 30, 2002                  1.50 to 1
            December 31, 2002                   1.50 to 1
            and each fiscal
            quarter end
            thereafter

      provided, however, that any amount paid by the Borrowers (a) to purchase the AVSDC Leased Assets in accordance with SECTION 11.20, and (b) with respect to principal in connection with the prepayment of the Equitable Subordinated Loan and the prepayment fee in connection therewith (but not accrued interest with respect thereto), shall be excluded from this calculation.

            (d) Minimum Consolidated EBITDA. Permit the Consolidated EBITDA of the Borrowers and their Consolidated Subsidiaries as of the end of any fiscal month of the Borrowers, measured for the immediately preceding three fiscal months, to be less than the applicable minimum amount set forth below as of the end of any of the fiscal months set forth below:

                                         MINIMUM CONSOLIDATED
            FISCAL MONTH END                  EBITDA
            ----------------             --------------------
            March 31, 2001                    $4,000,000
            April 30, 2001                    $5,200,000
            May 31, 2001                      $7,200,000
            June 30, 2001                     $9,245,000
            July 31, 2001                     $9,750,000
            August 31, 2001                  $10,500,000
            September 30, 2001               $11,000,000
            October 31, 2001                 $11,000,000
            November 30, 2001                $11,500,000


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

                                         MINIMUM CONSOLIDATED
            FISCAL MONTH END                  EBITDA
            ----------------             --------------------
            December 31, 2001                $12,000,000
            and each fiscal
            month end thereafter

      3.8. The Loan Agreement is amended by deleting CLAUSE (e) of SECTION 11.2 and substituting the following in lieu thereof:

            (e) the Subordinated Indebtedness, including the Subordinated Indebtedness evidenced by the Convertible Subordinated Notes, the Exchange Notes and the Key Subordinated Loan Documents.

      3.9. The Loan Agreement is amended by deleting SECTION 11.3 and substituting the following in lieu thereof:

            SECTION 11.3. Guaranties. Become or remain liable with respect to any Guaranty of any obligation of any other Person, other than (a) any Subsidiary Guaranty or Trust Guaranty under SECTION 9.12, (b) the VRDN Guaranty, (c) a Guaranty by Kellstrom in an amount not to exceed $273,000 in favor of UniCapital Engine Group, Inc., (d) a Guaranty by Kellstrom in favor of British Airways, Plc, as described in that certain letter agreement among the Agent and the Lenders dated July 8, 1999, (e) any Guaranty of Kellstrom's obligations under the Key Subordinated Loan Documents by any Subsidiary of Kellstrom that is also a Borrower hereunder, provided that any such Guaranty is subject to the subordination provisions set forth in the Key Subordinated Loan Documents, (f) any Guaranty of Kellstrom's obligations under the 8.5% Exchange Notes by any Subsidiary of Kellstrom that is also a Borrower hereunder, provided that any such Guaranty is subject to the subordination provisions set forth in the Indenture applicable to such Exchange Notes, and (g) Guaranties by the Borrowers in addition to the foregoing, so long as the maximum aggregate contingent liabilities under such Guaranties do not exceed $1,000,000 at any time.

      3.10. The Loan Agreement is amended by deleting SECTION 11.5 thereof and substituting the following in lieu thereof:

            SECTION 11.5 Capital Expenditures. Make or incur any Capital Expenditures, except that the Borrowers and their Subsidiaries in the aggregate may make or incur Capital Expenditures (a) in the fiscal year ending on December 31, 2000 in an amount not to exceed, in the aggregate, $6,950,000, and (b) in any fiscal year thereafter in an amount not to exceed, in the aggregate, $8,000,000 (exclusive of the purchase of the AVSDC Leased Assets in accordance with SECTION 11.20).

      3.11. The Loan Agreement is amended by deleting SECTION 11.15 and substituting the following in lieu thereof:

            SECTION 11.15. Amendments of Other Agreements. Amend in any way (a) the subordination provisions applicable to any Subordinated Indebtedness,
      (b) the definition of "Change of Control" as defined in (i) the Indentures relating to the Convertible Subordinated Notes, (ii) the Exchange Notes, or (iii) the Key Subordinated Loan Documents, (c) the definition of "Senior Debt" in the Key Subordinated Loan Documents, (d) the definition of "Designated Senior Indebtedness" as defined in the Indentures relating to the Convertible Subordinated Notes and the Exchange Notes, or (e) the interest rate (or formula pursuant to which such interest rate is determined) or principal amount or schedule of payments of principal and interest with respect to any Indebtedness (other than the Secured Obligations) other than to reduce the interest rate or extend the schedule of payments with respect thereto.

      3.12. The Loan Agreement is amended by deleting SECTION 11.16 and substituting the following in lieu thereof:

            SECTION 11.16. Minimum Availability. Permit Availability to be less than (a) $10,000,000 at any time to and including April 30, 2001, (b) $11,000,000 at any time from May 1, 2001 to and including May 31, 2001,
      (c) $12,000,000 at any time from June 1, 2001 to and including June 30, 2001, or (d) $13,000,000 at any time thereafter.

      3.13. The Loan Agreement is amended by deleting SECTION 12.1(n) and substituting the following in lieu thereof:

            (n) Change in Control. At any time after the Agreement Date, (i) a Person or "group" of Persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder), shall acquire, beneficially or of record, 25% or more of the outstanding voting stock (stock entitled to vote for election of directors excluding rights subject to a contingency) of Kellstrom, or (ii) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the Board of Directors of any Borrower (together with any new directors whose election by the Board of Directors of such Borrower or whose nomination for election by the shareholders of such Borrower, as the case may be, was approved by a vote of a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of such Borrower, as the case may be, then in office, or (iii) a "Change in Control" as defined in the Indentures relating to the Convertible Subordinated Notes or the Exchange Notes occurs, or (iv) a "Change of Control" as defined in the Key Subordinated Loan Documents occurs.

      4. Waiver. In reliance upon the representations, warranties, agreements and covenants of the Borrowers set forth herein and in the Loan Agreement, as amended hereby, the Agent and the Approving Lenders waive the defaults under SECTIONS 11.1(a), (b), (c) and (d) of the Loan Agreement for the fiscal period ended December 31, 2000 (collectively, the "Specified Defaults"). Notwithstanding the foregoing waiver, the Agent and the Approving Lenders reserve all of their rights and remedies at all times with respect to any Default or Event of Default, other than the Specified Defaults, whether presently existing or occurring hereafter.

      5. Conditions Precedent. The effectiveness of this Amendment and the amendments, waivers and consents set forth herein are expressly contingent upon the satisfaction of the following conditions precedent:

      5.1. The Agent and the Approving Lenders shall have received a true and correct copy of the Exchange Offer Offering Memorandum, as certified by the Chief Financial Officer of Kellstrom.

      5.2. The Agent and the Approving Lenders shall have received a true and correct copy of the agreement and consent of Key Principal Partners, L.L.C. ("Key") whereby Key (a) consents to this Amendment and the amendments, waivers and consents set forth herein (which agreement and consent shall acknowledge the continuing effectiveness of the subordination provisions applicable to the Key Subordinated Loan Documents), (b) consents to the consummation of the Exchange Offer and the execution and delivery of the Exchange Notes, and (c) amends its financial covenants in a manner satisfactory to the Agent and the Approving Lenders.

      5.3. The Agent, for the benefit of the Secured Parties, shall have received an opinion of counsel to the Borrowers with respect to this Amendment and all documents executed and/or delivered by the Borrowers in connection herewith, in form and substance satisfactory to the Agent.

      5.4. The Borrowers shall have paid to the Agent all fees due on the effective date of this Amendment as set forth in the fee letter of even date herewith between the Agent and Kellstrom, which fees shall be shared by the Agent with the Lenders in accordance with the separate letter agreements between the Agent and each Lender executing such a letter.

      5.5. The Borrowers shall have delivered to the Agent, in each case in form and substance satisfactory to the Agent, the following items with respect to the AVS Investor Letters of Credit:

            (a) amendments to each of the AVS Investor Letters of Credit, duly executed and delivered by the issuer of each of the AVS Investor Letters of Credit, deleting the requirement of the existence of an Event of Default from the draw certificates and as a condition to drawing through and including April 30, 2001;

            (b) a true and correct copy of an amendment to the AVS Investor Letter of Credit Documents, (i) amending the draw conditions applicable to the AVS Investor Letters of Credit to delete the requirement of the existence of an Event of Default from the draw certificates and as a condition to drawing through and including April 30, 2001, and (ii) otherwise in form and substance acceptable to the Agent;

            (c) a letter agreement from each of the AVS Letter of Credit Investors (i) amending and restating the December 1, 2000 side letter among the Agent and the AVS Investors with respect to certain matters relating to the AVS Investor Letters of Credit, and (ii) acknowledging that the AVS Investor Intercreditor Agreement remains in full force and effect; and

            (d) such other certificates, agreements and documents as the Agent may deem necessary or appropriate to evidence and effect the amendments to
      SECTION 9.13 set forth herein.

      5.6. The Agent, for the benefit of the Secured Parties, shall have received such officer's certificates and other agreements and documents as the Agent may deem necessary or appropriate to evidence and effect the amendments set forth herein, in each case in form and substance satisfactory to the Agent.

      6. Conditions Subsequent. Notwithstanding the provisions of Sections 2 and 3 hereof, the continued effectiveness of the Agent's and the Approving Lenders' consent to the Exchange Offer is expressly contingent upon:

      6.1. The consummation of the Exchange Offer and the execution and delivery of the Exchange Notes in accordance with the terms of the Exchange Offer Offering Memorandum and all applicable laws, rules and regulations and pursuant to definitive legal documents reasonably acceptable to the Agent.

      6.2. The delivery on the date of the consummation of the Exchange Offer and the execution and delivery of the Exchange Notes to the Agent, for the benefit of the Secured Parties, of a certificate of the Chief Financial Officer as to the satisfaction of condition subsequent 6.1 set forth above and such other matters as the Agent may reasonably request.

      6.3. The delivery on the date of the consummation of the Exchange Offer and the execution and delivery of the Exchange Notes to the Agent, for the benefit of the Secured Parties, of an opinion of counsel to the Borrowers with respect to such matters relating to the consummation of the Exchange Offer and the issuance of the Exchange Notes as the Agent may reasonably request, including an opinion that the subordination provisions set forth in the Exchange Notes are enforceable against the holders thereof (subject only to customary exceptions acceptable to the Agent), an opinion that, to counsel's knowledge, the consummation of the Exchange Offer and the execution and delivery of the Exchange Notes do not require any third party consents (except for those that have been obtained) or violate the provisions of any material agreements, and an opinion that the execution and delivery of the Exchange Notes do not violate any applicable laws, rules or regulations (including securities laws, rules and regulations).

      7. Consultant. To induce the Agent and the Approving Lenders to enter into this Amendment, the Borrowers hereby agree that (a) on or before April 30, 2001, the Borrowers shall engage a consultant, which consultant shall be reasonably acceptable to the Agent, to review the Borrowers' liquidity, expense and leverage condition and projections and provide to the Borrowers, the Agent and the Lenders a detailed report, action plan and implementation schedule with respect to such liquidity, expense and leverage condition and projections (the "Report"), which Report shall include recommendations from such consultant as to how the Borrowers should reduce expenses and improve liquidity and leverage to acceptable levels, and (b) as soon as available but in any event within 60 days after the engagement of the above-described consultant, the Borrowers shall deliver to the Agent (with sufficient copies for delivery to each Lender) the Report.

      8. Reaffirmation of Representations and Warranties. The Borrowers hereby restate, ratify, and reaffirm each and every term, condition, representation and warranty heretofore made by them under or in connection with the execution and delivery of the Loan Agreement as amended hereby and the other Loan Documents (in each case, as amended through and including the date hereof) as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Amendment and the Loan Documents.

      9. Fees, Costs and Expenses. The Borrowers agree to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents and any other transactions contemplated hereby, including, without limitation, the fees and out-of-pocket expenses of legal counsel to the Agent.

      10. Exchange Offer Approval Fees. The Agent and each Approving Lender acknowledges and agrees that it shall not charge the Borrowers any additional fees for any consent to any amendment or modification of the terms of the Exchange Offer Offering Memorandum or the terms on which the Exchange Offer is consummated, provided, that, the provisions of this Section shall in no way limit or restrict the provisions of Section 9 of this Amendment.

      11. No Event of Default; No Offset, Counterclaim. To induce the Agent and the Approving Lenders to enter into this Amendment, the Borrowers hereby (a) represent and warrant that, as of the date hereof and after giving effect to the terms hereof, there exists no Default or Event of Default under the Loan Agreement or any of the Loan Documents; and (b) acknowledge and agree that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of the Borrowers against the Agent or any Lender exists arising out of or with respect to any of the Secured Obligations, the Loan Agreement, any of the other Loan Documents, or with respect to the administration or funding of the Loans.

      12. No Other Agreement or Course of Dealing. To induce the Agent and the Approving Lenders to enter into this Amendment, the Borrowers hereby acknowledge that (a) except as expressly set forth herein, neither the Agent nor any Lender has agreed to (and has no obligation whatsoever to discuss, negotiate or agree to) any other restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement, (b) no understanding with respect to any other restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement shall constitute a legally binding agreement or contract, or have any force or effect whatsoever, unless and until reduced to writing and signed by authorized representatives of each party hereto, and (c) the execution and delivery of this Amendment has not established any course of dealing between the parties hereto or created any obligation or agreement of the Agent or any Lender with respect to any future restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement.

      13. Miscellaneous. The Borrowers agree to take such further action as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Loan Agreement. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, other than its laws respecting choice of law. As amended hereby, the Loan Agreement shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers to the Agent and the Lenders.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                    BORROWERS:

                                    KELLSTROM INDUSTRIES, INC.

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    KELLSTROM COMMERCIAL AIRCRAFT, INC.

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    KELLSTROM SOLAIR, INC.

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    CERTIFIED AIRCRAFT PARTS, INC.

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    AIRCRAFT 21801, INC.

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    AIRCRAFT 21805, INC.

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------

                                    Title:
                                          -------------------------------------


                                    AGENT:

                                    BANK OF AMERICA, N.A., formerly,
                                    NationsBank, N.A., as agent

                                    By:
                                         --------------------------------------
                                         Robert J. Walker
                                         Senior Vice President


                                    APPROVING LENDERS:

                                    BANK OF AMERICA, N.A. formerly,
                                    NationsBank, N.A.

                                    By:
                                         --------------------------------------
                                         Robert J. Walker
                                         Senior Vice President


                                    UNION PLANTERS BANK, N.A.

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    BANK LEUMI LE-ISRAEL B.M., Miami Agency

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    IBJ WHITEHALL FINANCIAL GROUP

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    COMERICA BANK

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    MELLON BANK, N.A.

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    FIRST UNION NATIONAL BANK

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    THE CIT GROUP/BUSINESS CREDIT, INC.

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    NATIONAL BANK OF CANADA, a Canadian
                                    chartered bank

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    BANKATLANTIC, a Federal Savings Bank

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    NATIONAL CITY COMMERCIAL FINANCE, INC.

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    PNC BANK, N.A.

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    SOUTHTRUST BANK

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    SUNTRUST BANK, ATLANTA

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------